UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

AMMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 5, 2023, Ammo, Inc., (the “Company”) held its 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). Only shareholders of record as of the close of business on November 15, 2022 (“Record Date”), were entitled to vote at the 2022 Annual Meeting.

As of the Record Date, 117,449,755 shares of common stock (“Common Stock”) were outstanding and entitled to vote and represented one vote that could be voted on each matter that came before the 2022 Annual Meeting.

At the 2022 Annual Meeting, 58,235,232 shares of Common Stock were represented and voted, in person or by proxy, or 49.38% of the outstanding stock, constituting the presence in person or by proxy of the holders of more than one-third (33.33%) of the outstanding stock needed for a quorum at the 2022 Annual Meeting.

The following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 22, 2022, were before the 2022 Annual Meeting, and they received the votes listed below. Each proposal was approved.

Proposal 1: Election of Nine Directors to Serve until the 2023 Annual Meeting. Each nominee was elected by the Company’s shareholders, as recommended by the Company’s board of directors:

Nominee	For	Abstain	Broker-Non Votes
Fred W. Wagenhals	50,920,362	5,437,812	1,877,058
Russell William Wallace, Jr.	46,039,692	10,318,482	1,877,058
Harry S. Markley	49,611,704	6,746,470	1,877,058
Jessica M. Lockett	48,870,399	7,487,775	1,877,058
Richard R. Childress	47,566,005	8,772,150	1,897,077
Steven F. Urvan	53,773,495	2,584,677	1,877,060
Wayne Walker	51,069,318	5,288,856	1,877,058
Christos Tsentas	52,862,113	3,496,061	1,877,058
Randy E. Luth	52,940,458	3,417,716	1,877,058

Proposal 2: Ratification of the Appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s Independent Registered Public Accounting Firm. The shareholders ratified the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm, as recommended by the Company’s board of directors.

For	Against	Abstentions
56,689,569	705,837	839,825

Proposal 3: Approval on an Advisory Basis of the Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of our named executive officers.

For	Against	Abstentions	Broker Non-Votes
49,858,872	5,716,333	782,969	1,877,058

Proposal 4: Approval of the Stock Incentive Plan Amendment Proposal. The shareholders approved the Ammo, Inc. 2017 Equity Incentive Plan amendment.

For	Against	Abstentions	Broker Non-Votes
28,882,181	26,718,899	757,094	1,877,058

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: January 10, 2023	By:	/s/ Robert D. Wiley
Robert D. Wiley
Chief Financial Officer